Exhibit 3.3

SECOND AMENDEd AND RESTATED

BY-LAWS OF

ATWOOD OCEANICS, INC.

May 5, 2006

table of contents

ARTICLE I     OFFICES                                                                                                  1

Section 1.     Registered OfficeMeetings                                                                 1

Section 2.     Other Offices                                                                                     1

ARTICLE II     SHAREHOLDERS                                                                                   1

Section 1.     Meetings                                                                                            1

Section 2.     Annual Meeting                                                                                  2

Section 3.     Special Meetings                                                                                2

Section 4.     Notices of Shareholders’ Meetings                                                     2

Section 5.     Quorum of Shareholders                                                                    3

Section 6.     Adjournments of Annual and Special Meetings of the Shareholders     3

Section 7.     Meetings of the Shareholders                                                             3

Section 8.     Attendance and Proxies                                                                     4

Section 9.     Voting of Shares                                                                                5

Section 10.   Voting of Shares Owned by Another Corporation                              6

Section 11.   Shares Held by Fiduciaries, Receivers, Pledgees                                6

Section 12.   Decisions at Meetings of Shareholders                                               6

Section 13.   List of Shareholders                                                                          7

Section 14.   Action Without Meeting.                                                                   8

Section 15.   Telephone or Remote Communications                                            10

Section 16.   Record Date                                                                                   10

ARTICLE III     BOARD OF DIRECTORS                                                                  11

Section 1.     Board of Directors                                                                         11

Section 2.     Number of Directors                                                                      11

Section 3.     Election and Term                                                                          11

Section 4.     Resignation                                                                                    11

Section 5.     Vacancy and Increase                                                                    12

Section 6.     Removal                                                                                        12

Section 7.     Offices and Records                                                                      12

Section 8.     Meeting of Directors                                                                      12

Section 9.     First Meeting                                                                                 12

Section 10.   Election of Officers                                                                        13

Section 11.   Regular Meetings                                                                           13

Section 12.   Special Meetings                                                                            13

Section 13.   Notice                                                                                           13

Section 14.   Business to be Transacted                                                              13

Section 15.   Quorum - Adjournment if Quorum is not Present                            14

Section 16.   Action Without Meeting                                                                 14

Section 17.   Compensation                                                                                15

Section 18.   Order of Business                                                                          15

Section 19.   Presumption of Assent                                                                   16

ARTICLE IV     OFFICERS’ AND DIRECTORS’ SERVICES,
CONFLICTING INTERESTS AND INDEMNIFICATION                              16

Section 1.     Services                                                                                        16

Section 2.     Interested Directors                                                                       17

Section 3.     Indemnification and Expense Advances                                          18

Section 4.     Rights Not Exclusive                                                                      18

Section 5.     Powers Not Exclusive                                                                    18

Section 6.     Applicability                                                                                   18

Section 7.     Insurance                                                                                       19

ARTICLE V     COMMITTEES OF DIRECTORS                                                      19

Section 1.     Committees of Directors                                                               19

ARTICLE VI     OFFICERS                                                                                         19

Section 1.     Principal Officers                                                                           19

Section 2.     Additional Officers                                                                         20

Section 3.     Terms of Offices                                                                            20

Section 4.     Removal                                                                                        20

Section 5.     Vacancies                                                                                     20

Section 6.     Powers and Duties of Officers                                                       20

Section 7.     Chairman of the Board                                                                   20

Section 8.     The President                                                                               21

Section 9.     Vice Presidents                                                                            21

Section 10.     Treasurer                                                                                   22

Section 11.     Assistant Treasurers                                                                  22

Section 12.     Secretary                                                                                 23

Section 13.     Assistant Secretaries                                                                 23

Section 14.     Securities of other Corporations                                               24

ARTICLE VII      BOOKS, DOCUMENTS AND ACCOUNTS                             24

ARTICLE VIII CAPITAL STOCK                                                                           24

Section 1.     Stock Certificates                                                                       24

Section 2.     Transfers                                                                                   25

Section 3.     Registered Holders                                                                     25

Section 4.     New Certificates                                                                        26

Section 5.     Dividends                                                                                  26

Section 6.     Record Dates and Closing of Transfer Books                              27

Section 7.     Regulations                                                                               27

ARTICLE IX     MISCELLANEOUS PROVISIONS                                              28

Section 1.     Fiscal Year                                                                               28

Section 2.     Seal                                                                                          28

Section 3.     Notice                                                                                      28

Section 4.     Waiver of Notice                                                                      29

Section 5.     Resignations                                                                             30

Section 6.     Telephone and Similar Meetings                                               30

Section 7.     Securities of Other Corporations                                              30

Section 8.     Depositories                                                                            30

Section 9.     Signing of Checks, Notes, etc                                                  31

Section 10.     Persons                                                                                 31

Section 11.     Laws and Statutes                                                                 31

Section 12.     Headings                                                                               32

ARTICLE X     AMENDMENTS                                                                           32

Section 1.     Amendment of By-Laws                                                          32

SECOND AMENDED AND RESTATED
BY-LAWS OF

ATWOOD OCEANICS, INC.

ARTICLE I OFFICES

Section 1.  Registered Office. Until the Board of Directors otherwise determines, the registered office and registered agent of Atwood Oceanics, Inc., a Texas corporation (the “Corporation”) will be as set forth in the Corporation’s Amended and Restated Certificate of Formation. The Corporation may change its registered office, registered agent, or both by filing a statement of change with the Secretary of State of the State of Texas.

Section 2.  Other Offices. The Corporation may also have offices at such other places, both within or without the State of Texas, as the Board of Directors may, by resolution, from time to time determine or the business of the Corporation may require.

ARTICLE II SHAREHOLDERS

Section 1.  Meetings. All meetings of the shareholders for the election of directors will be held at such time and place, within or outside the State of Texas, as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of shareholders for any other purpose will be held at a time and place, within or without the State of Texas, as shall be designated by the Board of Directors or as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may determine that any meeting may be held solely by means of remote communication in accordance with Texas law.

Section 2.  Annual Meeting. The annual meeting of the shareholders shall be held on the second Thursday of February in each year at 10:00 A.M. Central Standard Time, if not a legal holiday, and if a legal holiday, then at the same hour of the day on the next succeeding business day, for the purpose of electing directors and for the transaction of any and all such other business as may properly be brought before or submitted to the meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these By-Laws.

Section 3.  Special Meetings. Special meetings of the shareholders (unless otherwise prescribed by law, the Amended and Restated Certificate of Formation, or these By-Laws) may be called by the Chairman of the Board of Directors or the President or the holders of not less than 10% of all the shares issued, outstanding, and entitled to vote. The request will state the purposes of the proposed meeting. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all shareholders entitled to vote are present and consent otherwise.

Section 4.  Notices of Shareholders’ Meetings. Written or printed notice stating the place, day and hour of any meeting of the shareholders, the means of any remote communications by which shareholders may be considered present and may vote at the meeting and, in case of a special meeting, the purposes for which the meeting is called will be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting. The notice will be delivered in person, by electronic transmission, or by mail at the direction of the President, a Vice President, the Secretary, or any other officer or person calling the meeting to each shareholder of record entitled to vote at the meeting. If mailed, the notice will be deemed delivered when deposited in the United States mail, addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books of the Corporation, with postage prepaid. If transmitted by facsimile or electronic message, the notice will be deemed delivered when the facsimile or electronic message is successfully transmitted.

Section 5. Quorum of Shareholders. The holders of at least a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by law, the Amended and Restated Certificate of Formation or these By-Laws. If a quorum is present at any shareholders’ meeting, the vote of the holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by law or by the Amended and Restated Certificate of Formation.

Section 6.  Adjournments of Annual and Special Meetings of the Shareholders. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice (other than announcement at the meeting), until a quorum shall be present or represented. When a quorum is assembled for such an adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 7.  Meetings of the Shareholders. The President of the Corporation, or in the event of his absence or omission or refusal to so act, a Vice President of the Corporation, shall call each meeting of the shareholders to order and shall act as Chairman of such meeting. If for any reason whatever, neither the President nor a Vice President of the Corporation acts or will act as the Chairman of the meeting of the shareholders, then the shareholders present, in person or by proxy, and entitled to vote thereat may by majority vote appoint a Chairman who shall act as Chairman of the meeting.

The Secretary of the Corporation, or in the event of his absence, omission or refusal to act, an Assistant Secretary, shall act as Secretary of each meeting of the shareholders. If for any reason whatever, neither the Secretary nor an Assistant Secretary acts or will act as Secretary of the meeting of shareholders, then the Chairman of the meeting or, if he fails to do so, the shareholders present, either in person or by proxy, and entitled to vote thereat may by majority vote appoint any person to act as Secretary of the meeting.

Section 8. Attendance and Proxies. Each outstanding share of the Corporation’s capital stock, regardless of class or series, will be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or series are limited or denied by the Amended and Restated Certificate of Formation. At any meeting of the shareholders, every shareholder having the right to vote will be entitled to vote in person or by proxy executed in writing by the shareholder and bearing a date not more than eleven months before the meeting, unless the proxy provides for a longer period. A telegram, telex, cablegram, or similar transmission by the shareholder or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder will be treated as any execution in writing. Any electronic transmission must contain or be accompanied by information for which it can be determined that the transmission was authorized by the shareholder. Each proxy will be revocable unless expressly provided that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. Each proxy will be filed with the secretary of the Corporation before or at the time of the meeting. Voting for directors will be in accordance with Article III of these By-Laws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer orders or any shareholder demands that voting be by written ballot.

Section 9. Voting of Shares. At each meeting of the shareholders, each outstanding share, regardless of class, standing in the shareholder’s name on the stock and transfer books shall be entitled to one (1) vote, subject however, to the provisions of Section 6 of Article VIII of these By-Laws, and excepting only as may be otherwise provided or required by law, on each matter submitted to a vote at such meeting, unless the voting rights of the shares of any class or classes are limited or denied by the Amended and Restated Certificate of Formation as permitted by law. Treasury shares, shares of its own stock owned by another corporation, the majority of the voting stock of which is owned or controlled by it, and shares of its own stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

At any election for directors of the Corporation, each and every shareholder entitled to vote may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled; or each shareholder may distribute his votes on the same principle among as many candidates for directors as the shareholder thinks fit.

Any shareholder who intends to cumulate his votes must give written notice of this intention to the Secretary of the Corporation on or before the day preceding the election at which the shareholder intends to cumulate his votes.

The candidates for directors receiving the highest number of votes, up to the number of directors to be elected, are elected.

Section 10.  Voting of Shares Owned by Another Corporation. Shares of stock of this Corporation standing in the names of another corporation, domestic or foreign, on the books and records of this Corporation and having voting rights may be voted by such officer, agent or proxy as the By-Laws of such other corporation may authorize, or, in the absence of such authorization, as the Board of Directors of such other corporation may determine, subject to such provisions of the Texas Business Organizations Code as may be applicable in any instance.

Section 11.  Shares Held by Fiduciaries, Receivers, Pledgees. Shares held by an administrator, executor, guardian, or conservator, may be voted by him so long as such shares forming a part of an estate are in the possession and forming a part of the estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him unless such share shall have been transferred into his name as trustee. Shares standing in the name of a receiver on the books and records of this Corporation may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without such shares being transferred into his name if appropriate authority so to do be contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until such shares have been transferred on the books and records of the Corporation into the name of the pledgee, unless in the transfer by the pledgor on the books and records of the Corporation, he shall have expressly empowered the pledgee to vote such shares, and thereafter the pledgee shall be entitled to vote the share so transferred.

Section 12.  Decisions at Meetings of Shareholders. At all meetings of the shareholders all questions, business and matters, except those the manner of deciding which is otherwise expressly governed by the Texas Business Organizations Code or by the Amended and Restated Certificate of Formation or by these By-Laws, shall be decided by the vote of the holders of a majority of the votes of the shareholders of the Corporation present in person or by proxy, and entitled to vote, a quorum being present. All voting shall be viva voce, except that upon the determination of the officer or person presiding at the meeting or upon the demand of any qualified voter or his proxy, voting on any further question, matter or business at such meeting shall be by ballot. In the event any business, question or matter is so voted upon by ballot, then each ballot shall be signed by the shareholder voting, or by his proxy and shall state the number of shares so voted.

Section 13.  List of Shareholders. The officer or agent who has charge of the stock transfer books of the Corporation shall prepare and make, at least eleven (11) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, showing the address and the type and number of shares held by each shareholder and number of votes to which each shareholder is entitled (if different from the number of shares). Such list shall be kept on file at the registered office or the principal place of business of the Corporation and shall be open to inspection by any shareholder at any time during usual business hours, for a period of at least ten (10) days prior to such meeting.

Alternatively, the list of the shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. The Corporation is not required to include any electronic contact information of any shareholder on the list. If the Corporation elects to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that the information is available only to shareholders of the Corporation. Such list shall also be produced and kept open at the time and place of such meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the meeting is held by means of remote communication, the list must be open to the examination of any shareholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list must be provided to shareholders with the notice of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer book or to vote at any such meeting of shareholders.

Section 14.	Action Without Meeting.

a.	Any action required by law to be taken at any annual or special meeting of the shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is subject of the consent.

b.	Every written consent of the shareholders shall bear the date of signature of each shareholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation as provided below, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of the shareholders are recorded. Such delivery shall be made by hand or by certified or registered mail, return receipt requested, and in the case of delivery to the Corporation’s principal place of business, shall be addressed to the President of the Corporation.

c.	A telegram, telex, cablegram, or other electronic transmission by a shareholder consenting to an action to be taken is considered to be written, signed, and dated for the purposes of this Section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission. The date of transmission is the date on which the consent was signed. Consent given by telegram, telex, cablegram, or other electronic transmission may not be considered delivered until the consent is reproduced in paper form and the paper form is delivered to the Corporation at its registered office in Texas or its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded. Notwithstanding Subsection (b) of this Section, consent given by telegram, telex, cablegram, or other electronic transmission may be delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded to the extent and in the manner provided by resolution of the Board of Directors of the Corporation. Any photographic, photostatic, facsimile, or similarly reliable reproduction of a consent in writing signed by a shareholder may be substituted or used instead of the original writing for any purpose for which the original writing could be used, if the reproduction is a complete reproduction of the entire original writing.

d.	Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

Section 15.  Telephone or Remote Communications. Shareholders may participate in and hold a shareholders’ meeting by means of conference telephone or other means of remote communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened, if (i) the Corporation implements reasonable measures to verify that each person considered present and permitted to vote at the meeting by means of remote communication is a shareholder; (ii) the Corporation implements reasonable measures to provide the shareholders at the meeting by means of remote communication a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of a meeting substantially concurrently with the proceedings; and (iii) the Corporation maintains a record of any shareholder vote or other action taken at the meeting by means of remote communication.

Section 16.  Record Date. The Board of Directors shall have the power to close the stock transfer books of the Corporation or, in lieu thereof, to fix a record date for the determination of the shareholders entitled to notice of or to vote at any meeting of the shareholders and at any adjournment or adjournments thereof and to fix a record date for any other purpose or purposes as provided in Section 6 of Article VIII of these By-Laws.

ARTICLE III BOARD OF DIRECTORS

Section 1.  Board of Directors. The business, property and affairs of the Corporation shall be managed and controlled by the Board of Directors and, subject to such restrictions, if any, as may be imposed by law, the Amended and Restated Certificate of Formation or by these By-Laws, the Board of Directors may, and are fully authorized to, exercise all the powers of the Corporation. Directors need not be residents of the State of Texas or shareholders of the Corporation.

In addition to the powers and authority expressly conferred on the Board of Directors by law, the Amended and Restated Certificate of Formation or amendment thereof, by these By-Laws or any amendment thereof, the Board may exercise all the powers of the Corporation and do all such lawful acts and things as may be done by the Corporation which are not by the laws of the State of Texas or by the Amended and Restated Certificate of Formation or by these By-Laws directed or required to be exercised or done by the shareholders.

Section 2.  Number of Directors. The number of directors shall be established, and may be increased or decreased from time to time, by resolution of the Board of Directors of the Corporation, provided, however, that the number of directors shall never be less than three (3).

Section 3.  Election and Term. Except as otherwise provided in Section 5 of this Article III, all directors (the number of which shall be established by the Board of Directors as provided by Section 2 of this Article III, shall be elected at each annual meeting to hold office for one year and until their successors are elected and qualified.

Section 4. Resignation. Any director or officer of the Corporation may resign at any time as provided in Section 5 of Article IX of these By-Laws.

Section 5.Vacancy and Increase. Any vacancy or vacancies occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and until his successor shall have been elected and qualified. In case of any increase in the number of directors, the additional director or directors shall be elected at either an annual meeting or at a special meeting of the shareholders called for that purpose.

Section 6.  Removal. The directors of the Corporation, and each of them, may be removed from office from time to time and at any time with or without cause, by the shareholders entitled to vote, at any meeting thereof at which a quorum is present, by the vote of a two-thirds majority of the votes of the shareholders present in person or by proxy and entitled to vote thereat; and any vacancy or vacancies in the Board of Directors resulting therefrom may be filled by the remaining directors, though less than a quorum.

Section 7.  Offices and Records. The directors may have or establish one or more offices of the Corporation and keep the books and records of the Corporation, except as otherwise provided by statue, in such place or places in the State of Texas or outside the State of Texas, as the Board of Directors may from time to time determine.

Section 8. Meeting of Directors. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Texas.

Section 9.  First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders, and no notice of such meeting shall be necessary.

Section 10.  Election of Officers. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of shareholders, the Board of Directors shall proceed to the election of the officers of the Corporation.

Section 11. Regular Meetings. There shall be regularly scheduled quarterly meetings of the Board of Directors of the Corporation. Notice of such regular meetings shall not be required.

Section 12.  Special Meetings. Special meetings of the Board of Directors shall be held whenever and wherever called or provided to be held by the President or by any three of the Directors for the time being in office, and at the place, day and hour determined by the officer or the three directors calling or providing for the holding of the particular meeting, in each instance, and such determination may be conclusively evidenced in a call, waiver of notice or by an electronic transmission signed or delivered by such officer or such three directors.

Section 13.  Notice. The Secretary or an Assistant Secretary shall, but in the event of the absence of the Secretary or an Assistant Secretary or the failure, inability, refusal or omission on the part of the Secretary or an Assistant Secretary so to do, any other officer of the Corporation may, give notice of each special meeting, and of the place, day and hour of the particular meeting, in person or by mail, or by telephone, telegraph, electronic transmission or other means of communication, at least three (3) days before the meeting of each director. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 14.  Business to be Transacted. Neither the business to be transacted at, nor the purpose or purposes of, any regular or special meeting of the Board of Directors need be specified in the notice or any waiver or waivers of notice of such meeting. Any and all business of any nature or character whatsoever may be transacted and action may be taken thereon at any such first meeting or at any other meeting, regular or special, of the Board of Directors. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

Section 15.  Quorum - Adjournment if Quorum is not Present. A majority of the number of directors fixed by these By-Laws shall constitute a quorum (provided, a majority of those present are citizens of the United States) for the transaction of any and all business, but if at any meeting, regular or special, or any first meeting, of the Board of Directors there be less than a quorum present, a majority of those present, or if only one director be present, then such director, may adjourn the meeting from time to time without notice, other than by announcement at the meeting, until a quorum shall be present at the meeting. A majority of the directors present at any meeting of the Board of Directors, or if only one director be present, then such director, may adjourn any meeting of the Board from time to time without notice, other than by announcement at such meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment or adjournments thereof shall have been completed. The act of a majority of the directors present at any meeting of the Board of Directors at which a quorum is in attendance shall constitute the act of the Board of Directors unless the act of a greater number is required by the Amended and Restated Certificate of Formation or by these By-Laws.

Section 16.  Action Without Meeting. Unless otherwise restricted by law or the Amended and Restated Certificate of Formation, any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all members of the Board of Directors or committee thereof, as the case may be. A telegram, telex, cablegram or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this Article III if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission. Such consent shall have the same force and effect as a unanimous vote at a meeting of the Board of Directors or the committee, as the case may be, duly called and held.

Section 17.  Compensation. Directors, as such, shall not be entitled to receive any fixed sums or stated salaries for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be provided and allowed by the Board of Directors for attendance at meetings of the Board, whether regular or special, or first meetings; provided that nothing herein contained shall, or shall be construed so as to, preclude any director from serving the Corporation in any other capacity or receiving compensation therefor. Members of special or standing committees may be allowed a fixed sum and expenses of attendance, if any, at committee meetings.

Section 18.  Order of Business. At all meetings of the Board of Directors business shall be transacted in such order as from time to time the Board of Directors may determine. At all meetings of the Board of Directors a Chairman shall be chosen by the Board from among the directors present and such Chairman so chosen shall preside at the meeting.

The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as Secretary of the meetings of the Board of Directors, but in the absence of the Secretary and an Assistant Secretary, or if for any reason neither acts as Secretary thereof, the presiding officer shall appoint any person of his choice to act, and such person shall act as Secretary at the meeting.

Section 19.  Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

ARTICLE IV OFFICERS’ AND DIRECTORS’ SERVICES, CONFLICTING INTERESTS AND INDEMNIFICATION

Section 1. Services. No director shall be required to devote his time or any particular portion of his time or render services or any particular services exclusively to this Corporation. Each and every Director shall be entirely free to engage, participate and invest in any and all such businesses, enterprises and activities, either similar or dissimilar to the business, enterprise and activities of this Corporation, without breach of duty to this Corporation or to its shareholders and without accountability or liability to this Corporation or to its shareholders in any event or under any circumstances or conditions.

Each and every Director shall be entirely free to act for, serve and represent any other corporation or corporations, entity or entities, and any person or persons, in any capacity or capacities, and be or become a director or officer, or both, of any other corporation or corporations, entity or entities, irrespective of whether or not the business, purposes, enterprises and activities, or any of them, thereof be similar or dissimilar to the business, purposes, enterprises and activities, or any of them, of this Corporation, without breach of duty to this Corporation or to its shareholders and without accountability or liability of any character or description to this Corporation or to its shareholders in any event or under any circumstances or conditions.

Section 2.  Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers or between the Corporation and any other entity in which one or more of the Corporation’s directors or officers is a managerial official or has a financial interest will be void or voidable (a) for this reason; (b) because the director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes the contract or transaction; or (c) because his vote authorizes the contract or transaction if (i) the material facts of his relationship or interest and of the contract or transaction are disclosed or are known to the board of directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors or committee members, even though the disinterested directors or committee members are less than a quorum; (ii) the material facts of his relationship or interest and of the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

Section 3.  Indemnification and Expense Advances. The Corporation is authorized to, and shall, indemnify and advance expenses to directors of the Corporation in the manner prescribed in, and to the maximum extent permissible under, the Texas Business Organizations Code. The Corporation shall indemnify and advance expenses to officers, employees and agents of the Corporation in the same manner and to the same extent that it indemnifies and advances expenses to directors of the Corporation.

Section 4.  Rights Not Exclusive. The indemnification provided by this Article IV shall not be deemed exclusive of any other rights to which any person in any capacity referred to in Section 3 of this Article IV may be entitled under any bylaw, agreement, vote of the shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in any other capacity while holding such office. Such indemnification shall continue as to a person who has ceased to act in any capacity referred to in Section 3 of this Article IV and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5.  Powers Not Exclusive. The indemnification provided by this Article IV shall not be deemed exclusive of any other power to indemnify or right to indemnification which the Corporation or any person in any capacity referred to in Section 3 of this Article IV may have or acquire under the law including, without limitation, the Texas Business Organizations Code, or any amendment thereto or substitute therefor.

Section 6. Applicability. The provisions of this Article VI shall be applicable to claims, actions, suits or other proceedings referred to in the Texas Business Organizations Code, made or commenced after the adoption hereof, whether arising from conduct or act or omission occurring before or after the adoption hereof.

Section 7. Insurance. The Corporation may, at the discretion of the Board of Directors, purchase and maintain insurance on behalf of the Corporation and any person whom it has power to indemnify pursuant to the Texas Business Organizations Code, the Amended and Restated Certificate of Formation, or these By-Laws, or otherwise.

ARTICLE V COMMITTEES OF DIRECTORS

Section 1. Committees of Directors. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors when the action of the Board of Directors is required or the authority of the committee is limited by statute. Vacancies in the membership of a committee (whether by death, resignation, removal or any other manner) may be filled by resolution of the Board of Directors. No notice of any meeting of any committee shall be required, and a majority of the members of the committee shall constitute a quorum for the transaction of business. The designation of such a committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

ARTICLE VI OFFICERS

Section 1.  Principal Officers. The officers of the Corporation shall be chosen by the Board of Directors. The officers shall be a President, a Secretary, Treasurer, and such number of Vice Presidents, and such number of Assistant Secretaries and Assistant Treasurers, as the Board may from time to time determine or elect. Any person may hold two or more offices at the same time, except that the President and Secretary shall not be the same person.

Section 2. Additional Officers. The Board of Directors may appoint such other officers, agents and factors as shall deem necessary.

Section 3.  Terms of Offices. Each officer shall hold his office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 4.  Removal. Any officer or agent or member of the Executive Committee or any other committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself contract rights.

Section 5. Vacancies. A vacancy in any office may be filled by the vote of a majority of the Board of Directors then in office for the unexpired portion of the term of such office.

Section 6.  Powers and Duties of Officers. The officers so chosen shall perform the duties and exercise the powers expressly conferred or provided for in these By-Laws, as well as the usual duties and powers incident to such office, and such other duties and powers as may be assigned to them from time to time- by the Board of Directors or by the President.

Section 7.  Chairman of the Board. The Board of Directors may select from among its members a Chairman of the Board who may, if so selected, preside at all meetings of the Board of Directors and approve the minutes of all proceedings, thereat, and he shall be available to consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation.

Section 8.  The President. The President, subject to the control of the Board of Directors, shall be the chief executive officer of the Corporation and shall have general executive charge, management and control of the affairs, properties and operations of the Corporation in the ordinary course of its business, with all such duties, powers and authority with respect to such affairs, properties and operations as may be reasonably incident to such responsibilities; he may appoint or employ and discharge employees and agents of the Corporation and fix their compensation; he may take, execute, acknowledge and deliver any and all contracts, leases, deeds, conveyances, assignments, bills of sale, transfers, releases and receipts, any and all mortgages, deeds of trust, indentures, pledges, chattel mortgages, liens and hypothecations, and any and all bonds, debentures and notes, and any and all other obligations and encumbrances and any and all other instruments, documents and papers of any kind or character for and on behalf of and in the name of the Corporation, and, with the Secretary or an Assistant Secretary, he may sign all certificates for shares of the capital stock of the Corporation; he shall do and perform such other duties and have such additional authority and powers as from time to time may be assigned to or conferred upon him by the Board of Directors. The President shall be a citizen of the United States of America.

Section 9.  Vice Presidents. Each Vice President shall have such powers and duties as may be conferred upon or assigned to him by the Board of Directors and shall in the order of their seniority have and exercise the powers of the President during that officer’s absence or inability to act; provided however that in the event that the foregoing functions to confer the powers of the President upon a Vice President who is not a citizen of the United States of America, then such Vice President shall not assume the Powers of the President and such responsibility shall be assumed by the next senior Vice President or other officer who is a United States citizen. Any action taken by a Vice President on the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

Section 10.  Treasurer. The Treasurer shall have custody of all the funds and securities of the Corporation which come into his hands. When necessary or proper, he may endorse on behalf of the Corporation, for collection, checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as shall be selected or designated by or in the manner prescribed by the Board of Directors. He may sign all receipts and vouchers for payments made to the Corporation, either alone or jointly with such officer as may be designated by the Board of Directors. Whenever required by the Board of Directors he shall render a statement of his cash account. He shall enter or cause to be entered, punctually and regularly, on the books of the Corporation to be kept by him or under his supervision or direction for that purpose, full and accurate accounts of all moneys received and paid out by, for or on account of the Corporation. He shall at all reasonable times exhibit his books and accounts and other financial records to any director of the Corporation during business hours. He shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer subject always to the control of the Board of Directors. He shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form and amounts as the Board of Directors may require.

Section 11.Assistant Treasurers. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Assistant Treasurers shall have and exercise the powers of the Treasurer during that officer’s absence or inability to act.

Section 12.  Secretary. The Secretary (1) shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the shareholders, in books provided for that purpose, (2) shall attend to the giving and serving of all notices, (3) may sign with the President or Vice President in the name of the Corporation and/or attest the signatures of either to all contracts, conveyances, transfers, assignments, encumbrances, authorizations and all other instruments, documents and papers, of any and every description whatsoever, of or executed for or on behalf of the Corporation and affix the seal of the Corporation thereto, (4) may sign with the President or a Vice President all certificates for shares of the capital stock of the Corporation and affix the corporate seal of the Corporation thereto, (5) shall have charge of and maintain and keep or supervise and control the maintenance and keeping the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors may authorize, direct or provide for, all of which shall at all reasonable times be open to the inspection of any director, upon request, at the office of the Corporation during business hours, (6) shall, in general, perform all the duties incident to the office of Secretary, and (7) shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors; subject always to the control of the Board of Directors.

Section 13.  Assistant Secretaries. Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the Board of Directors or the Secretary. The Assistant Secretaries shall have and exercise the powers of the Secretary during that officer’s absence or inability to act.

Section 14.  Securities of other Corporations. The President or any Vice President or Secretary or Treasurer of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

ARTICLE VII BOOKS, DOCUMENTS AND ACCOUNTS

The Board of Directors shall have power to keep the books, documents and accounts of the Corporation outside of the State of Texas; except that a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shall be kept at its registered office or principal place of business, or at the office of its transfer agent or registrar and the original or a duplicate stock ledger shall at all times be kept within the State of Texas.

ARTICLE VIII CAPITAL STOCK

Section 1. Stock Certificates. The certificates for shares of the capital stock of the Corporation shall be in such form as shall be approved by the Board of Directors. They shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and the number of shares. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by the President, or a Vice President, and the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation, with the seal of the Corporation or a facsimile thereof impressed or printed thereon. Where any such certificate is countersigned by a transfer agent, or registered by a registrar, either of which is other than the Corporation itself or an employee of the Corporation, the signatures of the President or Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, engraved or printed. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used or placed on any such certificate or certificates shall have ceased to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate is, or such certificates are, issued, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon was or were such officer or officers at the time of issuance thereof, and with the same effect as if he or they were such officer or officers at the date of issuance thereof.

Section 2. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by the laws of the State of Texas and in these By-Laws. Transfers of stock shall be made on the books of the corporation only by the person named in the certificate, or by his attorney or attorneys-in-fact, legal representative or legal representatives, duly and lawfully authorized in writing, and upon the surrender of the certificate therefor, which shall be cancelled before the new certificate, certificates in the aggregate, for a like number of shares shall be issued.

The Board of Directors may appoint a transfer agent or registrar for each class of stock, and may require all stock certificates to bear the signature of such transfer agent and of such registrar or either of them.

Section 3.  Registered Holders. The Corporation shall be entitled to treat the person in whose name any share of stock or any warrant, right or option is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share, warrant, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided otherwise by the laws of the State of Texas.

Section 4.  New Certificates. The Corporation may, in its sole discretion, issue a new certificate for shares of its stock in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representative or representatives, to give the Corporation such statement under oath or other evidence of such loss or destruction as the Board may desire, and a bond in form, amount and with such surety or sureties as the Board of Directors may prescribe or determine, and sufficient, in the sole judgment of the Board, to indemnify and protect the Corporation against any and all claims, liabilities, costs and expenses that may be made or asserted against it or which it may suffer or incur or pay, on account of the alleged loss of any such certificate or the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the sole discretion of the Board, it is proper so to do.

Section 5.  Dividends. The Board of Directors may declare dividends as and when the Board deems expedient and as may be permitted by law and under the provisions of the Texas Business Organizations Code. Before declaring any dividend there may be reserved out of the earned surplus such sum or sums as the Board of Directors, from time to time in the absolute discretion of the directors, deems proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the Board may deem conducive to the interests of the Corporation, and the Board may abolish any such reserve in the manner in which it was created.

Section 6.  Record Dates and Closing of Transfer Books. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolution of the Board of Directors’ declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

Section 7.  Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement for certificates of shares of the capital stock of the Corporation.

ARTICLE IX MISCELLANEOUS PROVISIONS

Section 1.  Fiscal Year. The fiscal year of the Corporation shall be such as the Board of Directors shall, by resolution, provide or establish or such as the President shall determine subject to approval of the Board.

Section 2.  Seal. The seal of the Corporation shall be in such form as the Board of Directors shall prescribe, and may be used by causing it or a facsimile thereof to be impressed, or affixed, or printed, or reproduced or in any other manner.

Section 3. Notice. Any notice to directors, shareholders and committee members shall be in writing and may be delivered personally, or by mail to the directors, shareholders or committee members at their respective addresses appearing on the books and share transfer records of the Corporation. Notice to shareholders shall be deemed to be given at the time when the same shall be so delivered or mailed. Notice to directors and committee members may also be given by nationally recognized overnight delivery or courier service, and shall be deemed given when such notice shall be received by the proper recipient or, if earlier, (i) in the case of an overnight delivery or courier service, one (1) day after such notice is sent by such overnight delivery or courier service; (ii) in the case of telegraph, when deposited at a telegraph office for transmission and all appropriate fees therefore have been paid; and (iii) in the case of mailing by U.S. mail, three (3) days after such notice is mailed as described above. On consent of a shareholder, director or committee member, notice from the Corporation may be given to the shareholder, director or committee member by electronic transmission. The shareholder, director or committee member may specify the form of electronic transmission to be used to communicate notice. The shareholder, director or committee member may revoke this consent by written notice to the Corporation. The consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of consent does not invalidate a meeting or other action. Notice by electronic transmission is deemed given when the notice is (i) transmitted to a facsimile number provided by the shareholder, director or committee member for the purpose of receiving notice; (ii) transmitted to an electronic mail address provided by the shareholder, director or committee member for the purpose of receiving notice; (iii) posted on an electronic network and a message is sent to the shareholder, director or committee member at the address provided by the shareholder, director or committee member for the purpose of alerting the shareholder, director or committee member of a posting; or (iv) communicated to the shareholder, director or committee member by any other form of electronic transmission consented to by the shareholder, director or committee member.

Section 4. Waiver of Notice. Whenever any notice is required to be given by law, the Amended and Restated Certificate of Formation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The business to be transacted at a regular or special meeting of the shareholders, directors, or members of a committee of directors or the purpose of a meeting is not required to be specified in a written waiver of notice or a waiver by electronic transmission unless required by the Amended and Restated Certificate of Formation. Attendance of a director at any meeting of the Board of Directors or any committee thereof, and attendance of a shareholder at any meeting of the shareholders shall constitute a waiver of notice of such meeting, except where a director or shareholder attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 5. Resignations. Any director or officer may resign at any time. Each such resignation may be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by either the Board of Directors or the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

Section 6. Telephone and Similar Meetings. Shareholders, directors, and committee members may participate in and hold meetings by means of conference telephone or other similar means of remote communication equipment such that all participants in the meeting can communicate with each other. Participation in such a meeting will constitute presence in person at the meeting, except when a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting had not been lawfully called or convened.

Section 7.  Securities of Other Corporations. The President or any Vice President of the Corporation shall have power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

Section 8.  Depositories. Funds of the Corporation not otherwise employed shall be deposited from time to time in such banks or other depositories as either the Board of Directors or the President or the Treasurer may select or approve.

Section 9.  Signing of Checks, Notes, etc. In addition to and cumulative of, but in nowise limiting or restricting, any other provision or provisions of these By-Laws which confer any authority relative thereto, all checks, drafts and other orders for the payment of money or moneys out of funds of the Corporation and all notes and other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation, in such manner, and by such officer or officers, person or persons, as shall from time to time be determined or designated by or pursuant to resolution or resolutions of the Board of Directors; provided, however, that if, when, after and as authorized or provided for by resolution or resolutions of the Board of Directors the signature or signatures of any such officer or officers, person or persons, may be facsimile or facsimiles, engraved or printed, and shall have the same force and effect and bind the Corporation as though such officer or officers, person or persons, had signed the same personally, and, in event of the death, disability, removal or resignation of any such officer or officers, person or persons, if the Board of Directors shall so determine or provide, as though and with the same effect as if such death, disability, removal or resignation had not occurred.

Section 10. Persons. Wherever used or appearing in these By-Laws, pronouns of the masculine gender shall include the persons of the female sex as well as the neuter gender and the singular shall include the plural wherever appropriate.

Section 11. Laws and Statutes. Wherever used or appearing in these By-Laws, the words “law” or “laws” or “statute” or “statutes”, respectively, shall mean and refer to laws and statutes, or a law or a statute, of the State of Texas, to the extent only that such is or are expressly applicable, except where otherwise expressly stated or the context requires that such words not be so limited.

Section 12.  Headings. The headings of the Articles and Sections of these By-Laws are inserted for convenience of reference only and shall not be deemed to be a part thereof or used in the construction or interpretation thereof.

ARTICLE X AMENDMENTS

Section 1.  Amendment of By-Laws. The By-Laws of the Corporation may be altered, amended or repealed or new By-Laws may be adopted by either the unanimous action of the Board of Directors or the shareholders. Such equal power to alter, amend, or repeal the By-Laws or adopt new By-Laws was delegated to the Board of Directors by the adoption of this By-Law by the shareholders.

     The foregoing is certified as a true and correct copy of the By-Laws of Atwood Oceanics, Inc., as of this 5th of May, 2006.

By:     /s/ John R. Irwin

John R. Irwin, President

By:     /s/ James M. Holland
     James M. Holland, Secretary